Exhibit 99.1

                 IDT Reports Fiscal Third Quarter 2007 Results

                      Revenue up 28 Percent Year Over Year

     SAN JOSE, Calif.--(BUSINESS WIRE)--Jan. 23, 2007--IDT(TM) (Integrated Device Technology, Inc.)(NASDAQ:IDTI), a leading provider of vital semiconductor solutions, today announced results for the fiscal third quarter of 2007, ended December 31, 2006. Revenue for the quarter was $206.2 million, up 28 percent from the fiscal third quarter of 2006.

     The following highlights the Company's financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses in accordance with GAAP which are excluded from non-GAAP results based on management's determination that they are not directly reflective of on-going operations.

     -- Revenue for the fiscal third quarter of 2007 was $206.2 million, up 28 percent from the same period one year ago and up slightly from the second fiscal quarter of 2007.

     -- GAAP net loss for the fiscal third quarter of 2007 was $1.9 million or $0.01 per diluted share, an improvement of approximately $40 million or $0.20 per share when compared to a GAAP net loss of $42.3 million or $0.21 per diluted share in the same period one year ago. GAAP net loss for the fiscal third quarter of 2007 was slightly higher than the $0.7 million GAAP net loss in the previous quarter. Fiscal third quarter 2007 GAAP results include $40.6 million of acquisition-related charges (including $39.7 million in intangibles amortization and $0.9 million of other acquisition-related charges), and $11.2 million of stock-based compensation.

     -- Non-GAAP net income for the fiscal third quarter of 2007 was $51.7 million or $0.25 per diluted share, an improvement of about 86 percent when compared to non-GAAP net income of $27.8 million or $0.14 per diluted share in the same period one year ago. Non-GAAP net income was down from $59.2 million or $0.29 per diluted share reported in the fiscal second quarter of 2007. For further description and a complete reconciliation of GAAP to non-GAAP results, please refer to the attached tables.

     -- GAAP gross profit for the fiscal third quarter of 2007 was $85.8 million, compared to GAAP gross profit of $86.7 million reported in the fiscal second quarter of 2007. Non-GAAP gross profit for the fiscal third quarter of 2007 was $109.6 million, compared to non-GAAP gross profit of $114.1 million reported in the fiscal second quarter of 2007.

     -- GAAP R&D expense for the fiscal third quarter of 2007 was $43.5 million, compared to GAAP R&D expense of $40.9 million in the fiscal second quarter of 2007. Non-GAAP R&D expense for the fiscal third quarter of 2007 was $36.4 million, compared to non-GAAP R&D expense of $33.0 million in the fiscal second quarter of 2007.

     -- GAAP SG&A expense for the fiscal third quarter of 2007 was $46.8 million, compared to GAAP SG&A expense of $49.0 million in the fiscal second quarter of 2007. Non-GAAP SG&A expense for the fiscal third quarter of 2007 was $24.5 million, compared to non-GAAP SG&A expense of $24.9 million in the fiscal second quarter of 2007.

     "We are pleased to deliver our sixth consecutive quarter of revenue growth, led by sales into our computing and consumer end markets," said Greg Lang, president and CEO of IDT. "Strong growth from our advanced memory buffer and PC audio products helped to offset weaker sales in our communications end market. Amid a challenging market environment, we grew revenue in our fiscal third quarter an impressive 28 percent year over year, driven by our investments in innovative products and technologies. We believe these product ramps, combined with a strong pipeline of new products, will enable IDT to continue to grow faster than the overall semiconductor market in calendar 2007."

     Board of Directors Approves New $200 million Share Repurchase Program

     The IDT board of directors has approved a new $200 million share repurchase program. The Company's prior share repurchase program of $100 million was completed during the fiscal third quarter of 2007. Under the prior program, the Company repurchased approximately 6.3 million shares.

     Repurchases under the Company's new stock repurchase program may be made from time-to-time in the open market and in negotiated transactions, including block transactions or accelerated stock repurchase transactions, at times and at prices considered appropriate by the Company. The repurchase program is effective immediately and may be discontinued at any time. As of December 31, 2006, IDT had approximately 196 million shares outstanding and approximately $291 million in cash and cash equivalents.

     Webcast and Conference Call Information

     Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. PT on January 23, 2007. The webcast replay will be available after 5 p.m. PT on January 23.

     Investors can also listen to the live call at 1:30 p.m. PT on January 23 by calling (888) 428-4480 or (612) 234-9960. The conference call replay will be available after 5 p.m. PT on January 23 through 11:59 p.m. PT on January 30, 2007 at (800) 475-6701 or (320) 365-3844. The access code is 857480.

     About IDT

     IDT is a world leader in developing and delivering vital semiconductor solutions that enable customers to accelerate innovation. IDT solutions help customers solve complex system design challenges associated with the evolving requirements of communications, computing and consumer applications. By leveraging its system knowledge and extensive blend of technologies, IDT is able to deliver essential solutions, including timing products, network search engines, flow-control management ICs and products for standards-based serial switching. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Market(R) under the symbol "IDTI." Additional information about IDT is accessible at www.IDT.com.

     Forward Looking Statements

     Investors are cautioned that forward-looking statements in this release involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and supply of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the year ended April 2, 2006 and Quarterly Report on Form 10-Q for the period ended October 1, 2006.

     IDT and the IDT logo are trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.


                  INTEGRATED DEVICE TECHNOLOGY, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
(In thousands,
 except per share
 data)
                         Three Months Ended        Nine Months Ended
----------------------------------------------------------------------
                    Dec. 31,   Oct. 1,   Jan. 1,   Dec. 31,   Jan. 1,
                      2006      2006      2006       2006      2006
                    --------- --------- ---------  --------- ---------

Revenues            $206,196  $205,176  $160,792    596,908   360,319

Cost of revenues     120,406   118,506   115,194    340,213   236,289
                    --------- --------- ---------  --------- ---------

Gross profit          85,790    86,670    45,598    256,695   124,030
                    --------- --------- ---------  --------- ---------

Operating expenses:

  Research and
   development        43,474    40,878    36,229    123,941    91,766

  Selling, general
   and
   administrative     46,791    48,987    47,844    143,771    92,562

  Acquired in-
   process research
   and development         -       500      (200)       500     2,300
                    --------- --------- ---------  --------- ---------

Total operating
 expenses             90,265    90,365    83,873    268,212   186,628
                    --------- --------- ---------  --------- ---------

Operating loss        (4,475)   (3,695)  (38,275)   (11,517)  (62,598)

Interest expense         (59)      (72)      (61)      (210)     (135)

Other-than-
 temporary
 impairment of
 investments               -         -         -          -    (1,705)

Interest income and
 other, net            4,027     3,905     3,005     11,268    10,074
                    --------- --------- ---------  --------- ---------

Income (Loss)
 before income
 taxes                  (507)      138   (35,331)      (459)  (54,364)

Provision for
 income taxes          1,433       801     6,957      3,708       804
                    --------- --------- ---------  --------- ---------

Net Loss            $ (1,940) $   (663) $(42,288)    (4,167)  (55,168)
                    ========= ========= =========  ========= =========


Net loss per share:

Basic               $  (0.01) $  (0.00) $  (0.21)  $  (0.02) $  (0.38)

Diluted             $  (0.01) $  (0.00) $  (0.21)  $  (0.02) $  (0.38)

Weighted average
 shares:

Basic                197,332   199,860   199,568    198,633   143,516

Diluted              197,332   199,860   199,568    198,633   143,516


                  INTEGRATED DEVICE TECHNOLOGY, INC.
                  RECONCILIATION OF GAAP TO NON-GAAP
                             (Unaudited)
(In thousands)
                          Three Months Ended       Nine Months Ended
----------------------------------------------------------------------
                      Dec. 31, Oct. 1,   Jan. 1,    Dec. 31,  Jan. 1,
                       2006     2006      2006       2006      2006
                      -------- -------- ---------  --------- ---------


GAAP Net Loss         $(1,940)   $(663) $(42,288)   $(4,167) $(55,168)
                      ======== ======== =========  ========= =========

GAAP Diluted Loss Per
 Share                 $(0.01)  $(0.00)   $(0.21)    $(0.02)   $(0.38)
                      ======== ======== =========  ========= =========
   Acquisition
    Related:

        Amortization
         of
         acquisition
         related
         intangibles
         (1)           39,664   39,476    56,755    116,125    70,934

        Inventory FMV
         write-up (1)     207    2,006     5,539      3,722    10,480

        Acquired In-
         process
         research and
         development
         (1)                -      500      (200)       500     2,300

        Acquisition
         related
         costs (2)        727    1,030     2,746      3,719     3,751

   Restructuring
    Related:

        Reduction in
         Force (3)      1,241      807       199      2,580     2,324

        Facility
         closure
         costs (4)        232      322       327        761    11,580

        Asset
         impairment
         (5)                -    2,482      (168)     2,482      (824)

   Other:

        Stock-Based
         Compensation
         Expense (6)   11,178   13,231         -     35,419         -

        Loss on
         short-term
         investments
         (7)                -        -         -          -     2,597

        Taxes affects
         of Non-GAAP
         adjustments
         (8)              366        -     4,897        366    (3,473)
                      -------- -------- ---------  --------- ---------

Non-GAAP Net Income   $51,675  $59,191   $27,807   $161,507   $44,501
                      ======== ======== =========  ========= =========

Non-GAAP Diluted
 Earnings Per Share     $0.25    $0.29     $0.14      $0.79     $0.31
                      ======== ======== =========  ========= =========

Weighted average
 shares:

Basic                 197,332  199,860   199,568    198,633   143,516

Diluted               202,904  204,827   200,441    203,335   144,495



GAAP gross profit      85,790   86,670    45,598    256,695   124,030
                      -------- -------- ---------  --------- ---------

   Acquisition
    Related:

        Amortization
         of
         acquisition
         related
         intangibles
         (1)           20,878   20,641    34,551     59,843    44,101

        Inventory FMV
         write-up (1)     207    2,006     5,539      3,722    10,480

        Acquisition
         related
         costs (2)        515      323       914      1,570       978

   Restructuring
    Related:

        Reduction in
         Force (3)      1,001      733        30      1,834       945

        Facility
         closure
         costs (4)        150      197       481        495     6,145

        Asset
         impairment
         (5)                -    2,482      (168)     2,482      (824)

   Other:

        Stock-Based
         Compensation
         Expense (6)    1,107    1,028         -      2,489         -
                      -------- -------- ---------  --------- ---------

Non-GAAP gross profit 109,648  114,080    86,945    329,130   185,855
                      -------- -------- ---------  --------- ---------



GAAP R&D Expenses:     43,474   40,878    36,229    123,941    91,766
                      -------- -------- ---------  --------- ---------

   Acquisition
    Related:

        Amortization
         of
         acquisition
         related
         intangibles
         (1)             (125)    (125)     (123)      (375)     (333)

        Acquisition
         related
         costs (2)       (148)    (600)   (1,759)    (1,822)   (2,688)

   Restructuring
    Related:

        Reduction in
         Force (3)       (240)       -       (26)      (559)     (231)

        Facility
         closure
         costs (4)        (47)     (71)      (69)      (152)   (2,783)

   Other:

        Stock-Based
         Compensation
         Expense (6)   (6,510)  (7,087)        -    (19,321)        -
                      -------- -------- ---------  --------- ---------

Non-GAAP R&D Expenses  36,404   32,995    34,252    101,712    85,731
                      -------- -------- ---------  --------- ---------



GAAP SG&A Expenses:    46,791   48,987    47,844    143,771    92,562
                      -------- -------- ---------  --------- ---------

   Acquisition
    Related:

        Amortization
         of
         acquisition
         related
         intangibles
         (1)          (18,661) (18,710)  (22,081)   (55,907)  (26,500)

        Acquisition
         related
         costs (2)        (64)    (107)      (73)      (327)      (85)

   Restructuring
    Related:

        Reduction in
         Force (3)          -      (74)     (143)      (187)   (1,148)

        Facility
         closure
         costs (4)        (35)     (54)     (116)      (114)   (2,823)

   Other:

        Stock-Based
         Compensation
         Expense (6)   (3,561)  (5,116)        -    (13,609)        -
                      -------- -------- ---------  --------- ---------

Non-GAAP SG&A
 Expenses              24,470   24,926    25,431     73,627    62,006
                      -------- -------- ---------  --------- ---------



GAAP Interest income
 and other, net         3,968    3,833     2,944     11,058     8,234
                      -------- -------- ---------  --------- ---------

        Loss on
         short-term
         investments
         (7)                -        -         -          -     2,597

        Facility
         closure
         costs (4)          -        -      (339)         -      (339)

Non-GAAP Interest
 income and other,
 net                    3,968    3,833     2,605     11,058    10,492
                      -------- -------- ---------  --------- ---------



GAAP Provision for
 Income Taxes           1,433      801     6,957      3,708       804
                      -------- -------- ---------  --------- ---------

        Taxes affects
         of Non-GAAP
         adjustments
         (8)             (366)       -    (4,897)      (366)    3,473

Non-GAAP Provision
 for Income Taxes       1,067      801     2,060      3,342     4,277
                      -------- -------- ---------  --------- ---------

(1) Consists of amortization charges of acquisition-related intangible assets and the FMV adjustment of acquired inventory sold. In addition, the nine month periods presented include acquired IPR&D related to our acquisition of Sigmatel's PC audio business and Integrated Circuit Systems (ICS) in Q2 2007 and Q2 2006, respectively.

(2) Consists of costs incurred in connection with our merger with ICS and the acquisition of Freescale assets in Q2 2006, such as additional depreciation resulting from purchase accounting and costs associated with the exit of previously leased facilities. In addition, all periods presented include retention costs incurred in connection with our acquisition of Zettacom.

(3) Consists of costs associated with restructuring actions initiated by the Company, primarily composed of severance and retention costs.

(4) Consists of ongoing costs associated with the exit of our leased facilities in Santa Clara and Salinas (Q1 2006) and the closure of our manufacturing facility in the Philippines (Q1 2006).

(5) Q2 2007 consists of an impairment charge related to our manufacturing facility in the Philippines. All other periods reflect the exclusion of gains realized on the sale of assets at our former manufacturing facility in Salinas, which were previously impaired.

(6) Consists of stock-based compensation expense resulting from our adoption of SFAS 123R in Q1 2007.

(7) Consists of other-than-temporary impairment charges and losses on the sale of securities incurred primarily as a result of our merger with ICS.

(8) Consists of the tax effects of acquisition-related non-GAAP adjustments. In addition, the nine months ended Q2 2006 consists of a net reduction in income tax reserves as a result of partial settlements with the IRS.


                  INTEGRATED DEVICE TECHNOLOGY, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Unaudited)

                                                Dec. 31,     Apr. 2,
(In thousands)                                    2006        2006
---------------------------------------------------------- -----------


ASSETS

Current assets:

Cash and cash equivalents                      $  174,544  $  266,173

Short-term investments                            116,158      29,800

Accounts receivable, net                           96,668      90,882

Inventories                                        91,271      58,692

Deferred Taxes                                        326       4,085

Prepaid and other current assets                   28,535      20,370
                                               ----------- -----------

Total current assets                              507,502     470,002

Property, plant and equipment, net                 95,399     108,663

Goodwill                                        1,038,976   1,010,659

Acquisition-related intangibles                   353,749     427,772

Other assets                                       22,306      20,595
                                               ----------- -----------

TOTAL ASSETS                                   $2,017,932  $2,037,691
                                               =========== ===========



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable                               $   51,750  $   39,891

Accrued compensation and related expenses          23,864      23,198

Deferred income on shipments to distributors       33,972      29,797

Income taxes payable                               16,675      29,119

Other accrued liabilities                          22,656      25,633
                                               ----------- -----------

Total current liabilities                         148,917     147,638


Deferred tax liabilities                           13,289      16,273

Long term liabilities                              18,000      15,581
                                               ----------- -----------

Total liabilities                                 180,206     179,492


Stockholders' equity                            1,837,726   1,858,199
                                               ----------- -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $2,017,932  $2,037,691
                                               =========== ===========


     CONTACT: IDT Investor Relations
              Mike Knapp, 408-284-6515 (Financial)
              mike.knapp@idt.com
              or
              IDT Worldwide Marketing
              Chad Taggard, 408-284-8200 (Press)
              chad.taggard@idt.com